UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 11, 2021
Date of Report (Date of earliest event reported)
Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	98-0374481
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.25% Series E preferred share	ACGLP	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03 Amendments to Articles of Incorporation or Bye-laws.
On June 11, 2021, Arch Capital Group Ltd. (the “Company”) consummated its previously disclosed public offering of 20,000,000 Depositary Shares (the “Depositary Shares”), each of which represents a 1/1,000th interest in a 4.550% Non-Cumulative Preferred Share, Series G, of ACGL (the “Preferred Shares”). In connection with such transaction, the Company adopted a Certificate of Designations (the “Certificate of Designations”) with respect to the Preferred Shares, which Certificate of Designations was appended to the bye-laws of the Company in accordance with Bermuda law. The description of the terms of the Preferred Shares is set forth in the Certificate of Designations attached as Exhibit 4.1 hereto, and is incorporated herein by reference. A legal opinion relating to the validity of the Preferred Shares has been included as Exhibit 5.1 hereto, and is incorporated herein by reference.

ITEM 8.01 Other Events.
In connection with the issuance of the Depositary Shares, the Company entered into a deposit agreement (the “Deposit Agreement”), dated June 11, 2021, with American Stock Transfer & Trust Company, LLC, as depositary, registrar and transfer agent and as dividend disbursing agent and redemption agent, and the holders from time to time of the depositary receipts. The Deposit Agreement has been included as Exhibit 4.3 hereto, and is incorporated herein by reference. The above description of the Deposit Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference. A legal opinion as to the Depositary Shares has been included as Exhibit 5.2 hereto, and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
(d): The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
4.1	Certificate of Designations of 4.550% Non-Cumulative Preferred Shares, Series G
4.2	Form of Share Certificate evidencing 4.550% Non-Cumulative Preferred Share, Series G
4.3	Deposit Agreement, dated June 11, 2021, between Arch Capital Group Ltd., American Stock Transfer & Trust Company, LLC and the holders from time to time of the depositary receipts.
4.4	Form of Depositary Receipt
5.1	Opinion of Conyers Dill & Pearman Limited
5.2	Opinion of Cahill Gordon & Reindel LLP
23.1	Consent of Conyers Dill & Pearman Limited (included as part of Exhibit 5.1)
23.2	Consent of Cahill Gordon & Reindel LLP (included as part of Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: June 11, 2021	By:	/s/ François Morin
		Name:	François Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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